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                                                                    Exhibit 10.1


                     Amendment No. 2 To Employment Agreement

         Amendment No. 2, dated as of May 1, 2006, by and between The Berkshire Bank, a New York banking corporation ("Employer"), and David Lukens ("Employee"), to the Agreement, dated as of January 1, 2001, between Employer and Employee (the "Employment Agreement").


                              W I T N E S S E T H:

               WHEREAS, Employer and Employee entered into the Employment Agreement; and

               WHEREAS, Employer and Employee wish to amend the terms of the Employment Agreement with respect to the term thereof.

               NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto hereby agree as follows:

               1. Paragraph 3 of the Employment Agreement shall be amended to read in its entirety as follows:

         "3. Term of Employment. The employment by Employer of Employee pursuant hereto shall commence as of the date hereof and, subject to the provisions of paragraph 4 hereof, shall terminate on June 30, 2008; provided, however, that Employee's employment hereunder shall be automatically renewed for up to three additional periods of one year each unless Employee or Employer notifies the other, not less than 60 days nor more than 90 days prior to the expiration of Employee's then current employment period, that he or it elects not to extend Employee's employment hereunder beyond the expiration date of the then current employment period."

               2. Except as otherwise amended hereby, the Employment Agreement shall continue in full force and effect unamended from and after the date hereof.

               IN WITNESS WHEREOF, this Amendment No. 2 has been executed and delivered by the parties hereto as of the date first above written.

                                                  THE BERKSHIRE BANK

                                                  /s/ Moses Krausz
                                                  -----------------------------
                                                  Moses Krausz
                                                  President and CEO

                                                  /s/ David Lukens
                                                  -----------------------------
                                                  David Lukens







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